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EXHIBIT 10.3
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                  AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT
                  ---------------------------------------



     AMENDMENT NO. 3, dated as of May 1, 1998 among SELECTIVE INSURANCE GROUP, INC., a New Jersey corporation ("Selective"), having an office at Wantage Avenue, Branchville, New Jersey 07826, SELECTIVE INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("SICA"), having an office at Wantage Avenue, Branchville, New Jersey 07826, and JAMES W. ENTRINGER having an address at P.O. Box 2812, Branchville, New Jersey 07826 (the "Executive"), to Employment Agreement dated as of September 1, 1993 among Selective, SICA and the Executive as heretofore amended by Amendment No. 1 thereto dated as of January 31, 1994 and Amendment No. 2 thereto dated as of June 6, 1996 (as so amended, the "Employment Agreement").

     WHEREAS, Selective, SICA and the Executive have executed and delivered the Employment Agreement, and Selective has guaranteed all of the obligations of SICA as the Employer under the Employment Agreement; and

     WHEREAS, the parties hereto desire to further amend the Employment Agreement to modify the description of the duties of the Executive as set forth in Section 4(a) of the Employment Agreement.

     THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1. The Executive is presently serving as Chairman and Chief Executive Officer of SICA and Selective, and all references in the Employment Agreement to the Executive serving as Chairman, President and Chief Executive Officer of the Company (as defined in the Employment Agreement) are hereby amended to refer to the Executive as Chairman and Chief Executive Officer of the Company (as defined in the Employment Agreement) and Selective.

     2. Selective reaffirms that it guarantees to the Executive the full performance by SICA of all of its obligations under the Employment Agreement as amended herein.

     3. Except as amended herein, the Employment Agreement shall continue in full force and effect on and after the date hereof.

     IN WITNESS WHEREOF, this Amendment has been duly executed by the Executive and on behalf of Selective and SICA by their duly authorized officers, as of the date and year first above written.



                                        SELECTIVE INSURANCE GROUP, INC.


                                        By: /s/ Gregory E. Murphy
                                            ---------------------
                                        Name:  Gregory E. Murphy
                                        Title: President and Chief
                                               Operating Officer


                                        SELECTIVE INSURANCE COMPANY
                                        OF AMERICA


                                        By:/s/ Gregory E. Murphy
                                           ---------------------
                                           Name:  Gregory E. Murphy
                                           Title: President and Chief
                                                  Operating Officer


                                           /s/ James W. Entringer
                                           ----------------------
                                           Executive